UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2025

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

5.07	Submission of Matters to a Vote of Security Holders

On May 22, 2025, Business First Bancshares, Inc. (“Business First”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.	The shareholders of Business First elected the individuals listed below to serve as directors of Business First until the 2026 Annual Meeting of Shareholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Carol M. Calkins	15,023,861	273,516	116,654	5,165,400
Ricky D. Day	14,774,800	522,581	116,650	5,165,400
John P. Ducrest	15,040,156	257,225	116,650	5,165,400
Mark P. Folse	15,033,362	264,319	116,350	5,165,400
Zeenat Sidi	15,057,607	236,753	119,671	5,165,400
J. Vernon Johnson	15,058,993	238,388	116,650	5,165,400
Rolfe H. McCollister, Jr.	14,401,683	900,998	111,350	5,165,400
William G. Hall	15,072,150	224,731	117,150	5,165,400
David R. Melville, III	14,969,492	333,728	110,811	5,165,400
Patrick E. Mockler	14,890,795	406,886	116,530	5,165,400
David A. Montgomery, Jr.	14,709,204	593,177	111,650	5,165,400
Arthur J. Price	15,015,020	282,361	116,650	5,165,400
Aimee Quirk	15,046,860	250,521	116,650	5,165,400
Alejandro Sanchez	15,012,038	285,339	116,654	5,165,400
Keith A. Tillage	14,729,543	468,245	216,243	5,165,400
Steven G. White	14,474,950	827,431	111,650	5,165,400

2.	The shareholders of Business First approved, on a non-binding advisory basis, the compensation of Business First’s named executive officers by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
14,283,462	1,075,794	54,775	5,165,400

3.
The shareholders of Business First ratified the appointment of Forvis Mazars, LLP, as Business First’s independent registered public accounting firm for the year ending December 31, 2025 by the vote set forth in the table below:

For	Against	Abstain
20,401,867	159,477	18,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 27, 2025

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer